UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2012

ITEM 1.                 SCHEDULE OF INVESTMENTS

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 44.7%
CONSUMER DISCRETIONARY — 8.3%
Automobiles — 2.1%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000		$1,583,964
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000		1,277,200
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000		812,807
Total Automobiles					3,673,971
Diversified Consumer Services — 0.4%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000		5,925
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000		63,600
ServiceMaster Co., Senior Notes	7.000%	8/15/20	650,000		666,250	(a)
Total Diversified Consumer Services					735,775
Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000		239,250
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	396,951		412,829	(a)(b)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	170,000		179,350	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000		195,925
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000		0	(c)(d)(e)(f)
Total Hotels, Restaurants & Leisure					1,027,354
Media — 5.2%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	61,940		67,205
Comcast Corp., Notes	5.900%	3/15/16	400,000		464,792
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,311,955
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,102,500	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000		447,562
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000		1,368,750	(a)
News America Inc., Notes	8.875%	4/26/23	400,000		540,304
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000		1,376,261
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,245,239	(a)
Total Media					8,924,568
TOTAL CONSUMER DISCRETIONARY					14,361,668
CONSUMER STAPLES — 2.3%
Food & Staples Retailing — 1.7%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	517,579		575,807	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	473,776		577,134
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	507,852		570,297
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	500,961		581,705
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	454,892		583,522	(a)
Total Food & Staples Retailing					2,888,465
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921		831,174	(d)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000		165,600
TOTAL CONSUMER STAPLES					3,885,239
ENERGY — 4.5%
Energy Equipment & Services — 0.5%
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	750,000		772,500
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	155,000		163,331	(a)
Total Energy Equipment & Services					935,831
Oil, Gas & Consumable Fuels — 4.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000		763,202
Arch Coal Inc., Senior Notes	7.000%	6/15/19	750,000		630,000

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	170,000	$172,975	(a)
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	659,897
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	270,000	290,250
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	174,076
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	460,900
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	457,656
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	220,771
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	500,000	467,500
Hess Corp., Notes	7.875%	10/1/29	350,000	484,344
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	139,375
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	186,850
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	750,000	802,500
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	325,500
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	517,609
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	54,103
Total Oil, Gas & Consumable Fuels				6,807,508
TOTAL ENERGY				7,743,339
FINANCIALS — 10.0%
Capital Markets — 1.1%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	881,948
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,071,282
Total Capital Markets				1,953,230
Commercial Banks — 1.2%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	792,469	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	510,000	495,975	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	300,000	294,000	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	230,000	238,597
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	297,750	(a)
Total Commercial Banks				2,118,791
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	409,500
HSBC Finance Corp., Notes	4.750%	7/15/13	1,670,000	1,718,577
Total Consumer Finance				2,128,077
Diversified Financial Services — 5.2%
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,209,099
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,145,221
General Electric Capital Corp., Notes	5.300%	2/11/21	450,000	516,405
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	527,600	(g)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,614,600
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	750,000	774,788
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,394,908
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	500,000	508,750	(a)
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	523,170
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	107,500	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	530,000	(a)(g)
Total Diversified Financial Services				8,852,041
Insurance — 1.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	12/31/12	100,000	91,972	(g)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	200,000	217,000	(a)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	742,500

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Insurance — continued
XL Capital Ltd.	5.250%	9/15/14	1,000,000	$1,067,996
Total Insurance				2,119,468
TOTAL FINANCIALS				17,171,607
HEALTH CARE — 0.8%
Health Care Providers & Services — 0.6%
HCA Inc., Debentures	7.500%	11/15/95	185,000	157,250
HCA Inc., Notes	6.375%	1/15/15	430,000	463,325
HCA Inc., Notes	7.690%	6/15/25	90,000	91,350
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	86,169
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	229,512
Total Health Care Providers & Services				1,027,606
Pharmaceuticals — 0.2%
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	10/15/19	400,000	403,000	(a)
TOTAL HEALTH CARE				1,430,606
INDUSTRIALS — 9.8%
Aerospace & Defense — 0.5%
Boeing Co., Notes	6.125%	2/15/33	600,000	805,177
Airlines — 8.8%
Air 2 US, Notes	8.027%	10/1/19	2,157,186	2,200,330	(a)
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,034,850	2,167,115
Continental Airlines Inc., Pass-Through Certificates	7.160%	3/24/13	52,952	53,349
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	740,014	806,615
Continental Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	908,918	972,542	(d)
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,007,567	1,103,285
Continental Airlines Inc., Pass-Through Certificates	8.048%	11/1/20	512,269	585,267
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	674,732	735,458
Continental Airlines Inc., Secured Notes	6.250%	4/11/20	1,000,000	1,035,000
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	250,000	257,500	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	147,598	159,406
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	59,000	61,950	(a)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	438,934	471,855
US Airways Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	2,346,868	2,452,478
US Airways Pass-Through Trust, Secured Notes	7.125%	10/22/23	1,967,871	2,144,980
Total Airlines				15,207,130
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	65,000	62,075	(a)(e)
Commercial Services & Supplies — 0.2%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	269,700	(a)
Electrical Equipment — 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000	340,000	(a)
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	123,487
TOTAL INDUSTRIALS				16,807,569
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	602,172

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
IT Services — continued
First Data Corp., Senior Secured Notes	6.750%	11/1/20	150,000	$149,062	(a)
Total IT Services				751,234
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	28,000	29,050
TOTAL INFORMATION TECHNOLOGY				780,284
MATERIALS — 3.5%
Chemicals — 0.6%
Dow Chemical Co., Notes	6.000%	10/1/12	1,000,000	1,000,000
Containers & Packaging — 1.4%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	2,300,000	2,446,625
Metals & Mining — 0.9%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	458,350
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	910,000	900,900	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	135,525	(a)
Total Metals & Mining				1,494,775
Paper & Forest Products — 0.6%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	235,000
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	215,000	135,450	(c)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	664,516
Total Paper & Forest Products				1,034,966
TOTAL MATERIALS				5,976,366
TELECOMMUNICATION SERVICES — 2.8%
Diversified Telecommunication Services — 2.4%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	204,614
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	22,625
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	622,053
France Telecom SA, Notes	8.500%	3/1/31	600,000	903,577
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	750,000	793,125
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	167,335
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,500,000	1,413,750	(a)
Total Diversified Telecommunication Services				4,127,079
Wireless Telecommunication Services — 0.4%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	690,000
TOTAL TELECOMMUNICATION SERVICES				4,817,079
UTILITIES — 2.3%
Electric Utilities — 0.9%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,020,000	1,336,063
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	250,000
Total Electric Utilities				1,586,063
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	28,291
Independent Power Producers & Energy Traders — 1.4%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	430,200
AES Corp., Senior Notes	8.000%	6/1/20	100,000	116,250
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	700,000	773,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	$995,625
Total Independent Power Producers & Energy Traders				2,315,575
TOTAL UTILITIES				3,929,929
TOTAL CORPORATE BONDS & NOTES (Cost — $70,271,303)				76,903,686
ASSET-BACKED SECURITIES — 33.3%
AAA Trust, 2005-1A 1A3B	0.626%	2/27/35	474,376	339,416	(a)(g)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,079,765	791,163
ACE Securities Corp., 2005-WF1 M1	0.637%	5/25/35	470,000	438,866	(g)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	1.017%	2/25/34	595,958	500,807	(g)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.147%	10/25/34	400,000	386,142	(g)
Amortizing Residential Collateral Trust, 2004-1 A5	0.717%	10/25/34	231,962	212,736	(g)
Argent Securities Inc., 2003-W3 M1	1.342%	9/25/33	161,777	155,846	(g)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,519,603	2,535,980	(d)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	309,359	335,731	(g)
Associates Manufactured Housing Pass-Through Certificates, 1997-2 B1	8.084%	3/15/28	1,239,685	1,462,992	(g)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	115,273	(g)
Bayview Financial Asset Trust, 2004-SSRA A1	0.817%	12/25/39	305,801	250,757	(a)(g)
Bayview Financial Asset Trust, 2007-SR1A A	0.667%	3/25/37	1,878,554	1,408,915	(a)(g)
Bayview Financial Asset Trust, 2007-SR1A M1	1.017%	3/25/37	1,235,330	830,759	(a)(g)
Bayview Financial Asset Trust, 2007-SR1A M3	1.367%	3/25/37	468,573	267,087	(a)(g)
Bayview Financial Asset Trust, 2007-SR1A M4	1.717%	3/25/37	127,793	66,452	(a)(g)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	871,118	595,842
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,233,765	963,457
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	324,514
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.417%	11/25/45	159,746	144,380	(a)(g)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	312,585	320,337
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.977%	8/25/34	198,609	195,353	(g)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.337%	6/25/36	652,379	461,760	(g)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.117%	10/25/47	1,056,358	774,800	(g)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.217%	8/25/47	51,648	34,619	(a)(g)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.371%	11/15/36	1,132,772	824,598	(g)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.637%	8/25/35	2,000,000	1,514,896	(g)
Credit-Based Asset Servicing & Securitization LLC, 2004-CB2 M1	0.997%	7/25/33	2,209,205	1,709,248	(g)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.837%	1/25/35	780,000	722,580	(a)(g)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.687%	5/25/44	27,768	27,108	(a)(g)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.786%	6/25/38	1,328,155	1,168,777	(d)(g)
Education Funding Capital Trust, 2004-1 B1	1.990%	6/15/43	1,200,000	1,044,000	(d)(g)
EMC Mortgage Loan Trust, 2003-B A1	0.767%	11/25/41	64,932	60,663	(a)(g)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	1,333,895	1,078,324	(a)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
Fremont Home Loan Trust, 2006-2 2A2	0.327%	2/25/36	23,002	$22,827	(g)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.967%	2/25/31	324,054	287,564	(a)(g)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	33,968	7,758
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	65,617	48,023
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	30,026	22,501
Greenpoint Manufactured Housing, 1999-2 A2	2.983%	3/18/29	425,000	344,970	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.609%	6/19/29	125,000	102,314	(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.719%	2/20/30	125,000	101,816	(g)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	750,614	(g)
Greenpoint Manufactured Housing, 2001-2 IA2	3.740%	2/20/32	475,000	380,117	(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.740%	3/13/32	775,000	647,888	(g)
GSAA Home Equity Trust, 2004-8 A3A	0.587%	9/25/34	212,749	208,748	(g)
GSAA Home Equity Trust, 2006-19 A3A	0.457%	12/25/36	731,252	408,132	(g)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,777,640	1,514,875
GSRPM Mortgage Loan Trust, 2006-1 A1	0.517%	3/25/35	132,019	112,448	(a)(g)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.517%	9/25/36	245,889	204,635	(a)(g)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	188,111	187,452
Keycorp Student Loan Trust, 2002-A 1A2	0.617%	8/27/31	2,122,906	1,939,461	(g)
Keycorp Student Loan Trust, 2003-A 1A2	0.711%	10/25/32	995,125	917,301	(g)
Lehman XS Trust, 2007-1 WF1	5.529%	1/25/37	838,452	487,402	(g)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.117%	10/25/34	1,620,000	1,389,442	(g)
Merit Securities Corp., 13 A4	7.891%	12/28/33	2,154,100	2,358,385	(g)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.217%	3/25/33	19,765	17,531	(g)
Morgan Stanley Capital Inc., 2003-NC9 M	1.342%	9/25/33	1,720,456	1,306,840	(g)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.117%	8/25/34	1,539,471	1,272,253	(g)
MSDWCC Heloc Trust, 2003-2 A	0.737%	4/25/16	57,372	55,223	(g)
New Century Home Equity Loan Trust, 2004-2 A2	0.587%	8/25/34	475,320	392,374	(g)
New Century Home Equity Loan Trust, 2004-3 M1	1.147%	11/25/34	1,480,740	1,117,926	(g)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	230,515	215,037	(g)
Option One Mortgage Loan Trust, 2003-2 A2	0.817%	4/25/33	384,120	338,103	(g)
Origen Manufactured Housing, 2006-A A2	3.720%	10/15/37	2,700,000	1,755,000	(g)
Origen Manufactured Housing, 2007-A A2	3.720%	4/15/37	3,257,539	2,117,401	(g)
PAMCO CLO, 1997-1A B	7.910%	8/6/13	738,191	235,298	(d)
Park Place Securities Inc., 2004-WCW1 M2	0.897%	9/25/34	1,900,000	1,802,065	(g)
Park Place Securities Inc., 2004-WHQ2 M2	0.847%	2/25/35	750,000	725,675	(g)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	432,000	(a)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.430%	7/25/42	3,000,000	2,610,000	(g)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.257%	6/25/34	400,842	360,175	(g)
RAAC Series, 2007-RP1 M1	0.767%	5/25/46	210,000	49,827	(a)(g)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	491,734	499,541
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	448,503
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.597%	11/25/35	670,781	567,158	(g)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.697%	3/25/34	369,083	295,944	(g)
Residential Asset Securities Corp., 2001-KS3 AII	0.677%	9/25/31	277,704	226,045	(g)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	394,269	404,391	(g)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	500,097	484,367	(g)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	817,860	842,396	(a)(d)
SLM Student Loan Trust, 2001-4 B	0.951%	1/25/21	1,000,000	939,690	(g)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	649,701	643,911
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	94,640	92,125	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.996%	3/25/35	479,823	424,672	(g)
Structured Asset Securities Corp., 2006-GEL3 A2	0.447%	7/25/36	1,358,566	1,282,099	(a)(g)
Structured Asset Securities Corp., 2007-BC1 A2	0.267%	2/25/37	194,192	190,380	(g)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	665,140	$672,960	(g)
TOTAL ASSET-BACKED SECURITIES (Cost — $53,055,986)				57,325,761
COLLATERALIZED MORTGAGE OBLIGATIONS — 29.3%
American Home Mortgage Investment Trust, 2007-A 4A	0.667%	7/25/46	744,630	218,568	(a)(g)
Banc of America Funding Corp., 2004-B 6A1	2.912%	12/20/34	520,222	327,549	(g)
Bayview Commercial Asset Trust, 2005-3A A2	0.617%	11/25/35	544,527	428,933	(a)(g)
Bayview Commercial Asset Trust, 2005-4A A1	0.517%	1/25/36	318,915	236,864	(a)(g)
BCAP LLC Trust, 2009-RR12 2A2	0.596%	3/26/35	1,844,014	764,630	(a)(g)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.362%	4/25/34	176,611	174,945	(g)
Bear Stearns Alt-A Trust, 2004-03 A1	0.857%	4/25/34	415,339	375,271	(g)
Bear Stearns Alt-A Trust, 2004-08 1A	0.917%	9/25/34	212,278	206,035	(g)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.099%	1/25/36	975,499	602,382	(g)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	755,492	266,152	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.587%	2/25/35	1,769,024	1,080,727	(g)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	105,693	4,492	(d)(g)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.467%	8/25/35	1,262,104	959,619	(a)(g)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.447%	10/25/35	1,819,075	1,310,467	(a)(g)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.417%	10/25/36	1,583,824	1,138,827	(a)(g)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.442%	4/20/35	2,598,914	2,325,082	(g)
Countrywide Home Loans, 2004-R2 1AF1	0.637%	11/25/34	404,630	335,558	(a)(g)
Countrywide Home Loans, 2004-R2 1AF2	0.637%	11/25/34	910,417	755,006	(a)(g)
Countrywide Home Loans, 2005-7 1A1	0.487%	3/25/35	1,334,465	1,134,079	(g)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	1,160,250	1,125,148	(a)
Countrywide Home Loans, 2006-HYB4 3B	5.025%	6/20/36	1,071,461	706,908	(g)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.577%	3/25/35	677,076	554,812	(a)(g)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.819%	3/26/35	370,306	348,871	(a)(g)
Extended Stay America Trust, 2010-ESHA XB1, IO	1.368%	1/5/16	20,500,000	44,977	(a)(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.403%	4/25/20	11,083,771	756,767	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.834%	6/25/20	980,551	93,673	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.676%	8/25/20	5,793,883	489,554	(g)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.487%	11/25/46	634,050	856,411	(g)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.487%	11/25/46	977,264	673,628	(g)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,393,873	1,467,532	(a)(g)
GSMPS Mortgage Loan Trust, 2004-4 1AF	0.617%	6/25/34	847,919	723,206	(a)(g)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	3.319%	1/25/35	1,370,704	1,252,674	(a)(g)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.567%	9/25/35	1,120,547	905,929	(a)(g)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.619%	11/19/34	142,417	92,523	(g)
Harborview Mortgage Loan Trust, 2004-10 4A	2.924%	1/19/35	363,933	366,855	(g)
Harborview Mortgage Loan Trust, 2005-9 B10	1.969%	6/20/35	1,079,207	50,439	(g)
Impac CMB Trust, 2004-9 1A1	0.977%	1/25/35	46,369	40,185	(g)
Impac CMB Trust, 2005-2 2A2	0.617%	4/25/35	200,082	191,431	(g)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Impac CMB Trust, 2A-10	0.857%	3/25/35	386,168	$308,996	(g)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.740%	8/25/37	3,642,615	2,779,938	(g)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	178,106	177,451
Jefferies & Co., 2009-B 9A	0.549%	11/21/35	106,266	317,789	(a)(d)(g)
JP Morgan Mortgage Trust, 2005-A6 3A3	3.110%	9/25/35	630,000	482,903	(g)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,100,000	633,343	(g)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.571%	4/25/37	271,633	242,571	(g)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.843%	6/15/36	377,516	363	(a)(e)(g)
Luminent Mortgage Trust, 2006-6 A1	0.417%	10/25/46	912,967	697,242	(g)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.624%	11/21/34	2,000,000	2,042,150	(g)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.617%	11/25/33	30,660	30,482	(g)
MASTR ARM Trust, 2004-7 6M1	0.867%	8/25/34	800,000	654,862	(g)
Merit Securities Corp., 11PA 3A1	0.836%	4/28/27	145,903	118,538	(a)(g)
Merit Securities Corp., 11PA B3	2.466%	9/28/32	850,000	651,948	(a)(g)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	683,867	468,980	(g)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.621%	12/25/34	361,332	365,454	(g)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	3,366,328	88,131	(g)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.929%	7/25/34	6,452,771	70,264	(g)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.181%	7/25/34	1,898,356	17,128	(g)
Regal Trust IV, 1999-1 A	2.616%	9/29/31	69,782	64,419	(a)(g)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,124,888	1,063,719
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	165,402	165,042
Sequoia Mortgage Trust, 2003-2 A2	1.068%	6/20/33	43,237	41,568	(g)
Sequoia Mortgage Trust, 2004-10 A1A	0.529%	11/20/34	26,310	25,362	(g)
Sequoia Mortgage Trust, 2004-11 A1	0.519%	12/20/34	40,304	37,177	(g)
Sequoia Mortgage Trust, 2004-12 A1	0.489%	1/20/35	323,089	290,547	(g)
Structured Asset Securities Corp., 1998-RF2 A	7.524%	7/15/27	366,247	373,056	(a)(g)
Structured Asset Securities Corp., 2002-9 A2	0.517%	10/25/27	816,627	807,061	(g)
Structured Asset Securities Corp., 2003-9A 2A2	2.735%	3/25/33	227,653	225,024	(g)
Structured Asset Securities Corp., 2004-NP1 A	0.617%	9/25/33	213,126	193,750	(a)(g)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	389,850	390,693
Structured Asset Securities Corp., 2005-RF2 A	0.567%	4/25/35	1,113,002	893,318	(a)(g)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.857%	9/25/43	723,121	717,418	(g)
Thornburg Mortgage Securities Trust, 2004-03 A	0.957%	9/25/44	733,678	714,381	(g)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.118%	9/25/37	460,640	472,183	(g)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.670%	5/25/44	585,183	537,455	(g)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	402,735	332,140	(g)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.620%	11/25/34	1,641,523	1,571,930	(g)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	2.608%	7/25/37	1,429,160	1,065,635	(g)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.918%	4/25/47	991,731	713,377	(g)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	774,984	398,805
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,275,368	756,020
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	156,388	90,210
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	482,792	443,810	(g)
Washington Mutual Inc., 2005-AR8 2A1A	0.507%	7/25/45	387,577	353,983	(g)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR02 A	1.548%	4/25/44	268,675	$247,570	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	1,167,240	1,154,783	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.507%	10/25/45	320,279	289,750	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.088%	7/25/46	1,096,398	507,415	(g)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	34,992	36,965
Wells Fargo Mortgage Loan Trust, 2010-RR2 1A2	3.540%	9/27/35	2,418,992	2,006,636	(a)(g)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $45,276,904)				50,516,444
COLLATERALIZED SENIOR LOANS — 2.6%
CONSUMER DISCRETIONARY — 1.5%
Getty Images Inc., Term Loan B	5.250%	11/7/16	919,461	919,289	(i)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.720%	11/23/16	140,920	139,864	(i)
Las Vegas Sands LLC, Extended Term Loan B	2.720%	11/23/16	701,150	697,254	(i)
Univision Communications Inc., Extended Term Loan	4.466%	3/31/17	791,841	783,263	(i)
TOTAL CONSUMER DISCRETIONARY				2,539,670
ENERGY — 0.3%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	570,000	571,425	(i)
HEALTH CARE — 0.5%
Community Health Systems Inc., Term Loan	3.862 - 3.923%	1/25/17	91,687	91,954	(i)
MedAssets Inc., Term Loan B	5.250%	11/16/16	762,028	765,838	(i)
TOTAL HEALTH CARE				857,792
INDUSTRIALS — 0.0%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	18,802	18,708	(e)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	33,104	32,939	(e)(j)
TOTAL INDUSTRIALS				51,647
INFORMATION TECHNOLOGY — 0.3%
First Data Corp., Extended Term Loan B	4.217%	3/23/18	424,158	404,540	(i)
First Data Corp., Non-Extended Term Loan B2	2.967%	9/24/14	22,827	22,673	(i)
TOTAL INFORMATION TECHNOLOGY				427,213
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $4,382,628)				4,447,747
MORTGAGE-BACKED SECURITIES — 0.3%
FNMA — 0.3%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $401,539)	6.500%	8/25/44	391,822	450,170
MUNICIPAL BONDS — 7.9%
Florida — 1.5%
Florida Educational Loan Marketing Corp.	0.560%	12/1/36	650,000	550,413	(d)(g)(k)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.071%	12/1/18	2,300,000	2,069,094	(d)(g)(k)
Total Florida				2,619,507
Kentucky — 0.9%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.242%	10/1/32	1,800,000	1,447,305	(d)(g)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Nevada — 0.8%
Washoe County, NV, Pollution Control, Gas & Water Facilities Revenue, Sierra Pacific Power Co., AMBAC	0.627%	3/1/36	1,700,000		$1,394,000	(g)(k)
Pennsylvania — 4.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.089%	5/1/46	1,300,000		1,214,625	(d)(g)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.928%	6/1/47	4,150,000		3,875,423	(d)(g)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.043%	5/1/46	2,525,000		2,358,398	(d)(g)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.775%	5/1/46	650,000		607,014	(d)(g)
Total Pennsylvania					8,055,460
TOTAL MUNICIPAL BONDS (Cost — $13,312,023)					13,516,272
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 5.8%
Brazil Nota do Tesouro Nacional, Notes	6.000%	5/15/45	4,700,000	BRL	6,438,377
Brazil Nota do Tesouro Nacional, Notes	6.000%	8/15/50	5,669,834	BRL	3,609,726
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $8,170,854)					10,048,103
SOVEREIGN BONDS — 1.9%
Brazil — 0.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	141,557
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	1,348,000	BRL	687,085
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	523,000	BRL	263,188
Total Brazil					1,091,830
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	184,000		184,000	(a)(g)
Malaysia — 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,500,000	MYR	499,169
Government of Malaysia, Senior Bonds	4.262%	9/15/16	290,000	MYR	98,434
Total Malaysia					597,603
Mexico — 0.8%
Mexican Bonos, Bonds	8.000%	6/11/20	11,147,000	MXN	1,019,780
Mexican Bonos, Bonds	6.500%	6/9/22	1,062,400	MXN	89,760
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	300,465
Total Mexico					1,410,005
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	2,000		1,775
TOTAL SOVEREIGN BONDS (Cost — $3,350,085)					3,285,213

			SHARES
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
General Motors Co.			64		1,456	*
Media — 0.0%
Cumulus Media Inc., Class A Shares			7,983		21,873	*
TOTAL CONSUMER DISCRETIONARY					23,329

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY			SHARES	VALUE
INDUSTRIALS — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS			8,860	$160,810	(d)(e)
TOTAL COMMON STOCKS (Cost — $205,724)				184,139

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.5%
FINANCIALS — 0.5%
Diversified Financial Services — 0.5%
Citigroup Inc.	7.500%		9,000	872,820
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%		15	27,000	*
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $2,107,796)				899,820
PREFERRED STOCKS — 0.6%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors			55,025	0	*(d)(e)(f)
FINANCIALS — 0.6%
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		37,975	1,057,604	(g)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	6,780	*(c)(e)
Total Diversified Financial Services				1,064,384
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	103	*(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	208	*
Total Thrifts & Mortgage Finance				311
TOTAL FINANCIALS				1,064,695
TOTAL PREFERRED STOCKS (Cost — $994,273)				1,064,695

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Charter Communications Inc.		11/30/14	265	6,890	*(d)
Nortek Inc.		12/7/14	576	2,880	*(d)(e)
SemGroup Corp.		11/30/14	830	11,031	*(d)(e)
TOTAL WARRANTS (Cost — $7,874)				20,801
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $201,536,989)				218,662,851

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS — 15.4%
U.S. Government Agencies — 4.1%
Federal Home Loan Bank (FHLB), Discount Notes	0.080%	12/4/12	3,500,000	3,499,542	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.125%	12/26/12	3,500,000	3,499,664	(l)
Total U.S. Government Agencies (Cost — $6,998,457)				6,999,206
Repurchase Agreements — 11.3%
Barclays Capital Inc. tri-party repurchase agreement dated 9/28/12; Proceeds at maturity $16,787,210; (Fully collateralized by U.S. government obligations, 0.875% due 1/31/17; Market value $17,120,303)	0.150%	10/1/12	16,787,000	16,787,000

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Repurchase Agreements — continued
Deutsche Bank Securities Inc. repurchase agreement dated 9/28/12; Proceeds at maturity - $2,653,042; (Fully collateralized by U.S. government agency obligations, 1.125% due 2/27/14; Market value - $2,706,060)	0.190%	10/1/12	2,653,000	$2,653,000
Total Repurchase Agreements (Cost — $19,440,000)				19,440,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $26,438,457)				26,439,206
TOTAL INVESTMENTS — 142.4% (Cost — $227,975,446#)				245,102,057
Liabilities in Excess of Other Assets — (0.6)%				(1,004,071)
Liquidation value of Preferred Shares — (41.8)%				(72,000,000)
TOTAL NET ASSETS — 100.0%				$172,097,986

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of September 30, 2012.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(e)	Illiquid security.
(f)	Value is less than $1.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this loan is unfunded as of September 30, 2012.
(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(l)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CMB	- Cash Management Bill
	EUR	- Euro
	IO	- Interest Only
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	PAC	- Planned Amortization Class
	PO	- Principal Only
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$76,072,512	$831,174		$76,903,686
Asset-backed securities	—	52,577,004	4,748,757		57,325,761
Collateralized mortgage obligations	—	50,511,952	4,492		50,516,444
Collateralized senior loans	—	4,447,747	—		4,447,747
Mortgage-backed securities	—	450,170	—		450,170
Municipal bonds	—	13,516,272	—		13,516,272
Non - U.S. treasury inflation protected securities	—	10,048,103	—		10,048,103
Sovereign bonds	—	3,285,213	—		3,285,213
Common stocks	$23,329	—	160,810		184,139
Convertible preferred stocks	872,820	27,000	—		899,820
Preferred stocks	1,064,384	311	0	*	1,064,695
Warrants	—	17,921	2,880		20,801
Total long-term investments	$1,960,533	$210,954,205	$5,748,113		$218,662,851
Short-term investments†	—	26,439,206	—		26,439,206
Total investments	$1,960,533	$237,393,411	$5,748,113		$245,102,057
Other financial instruments:
Forward foreign currency contracts	—	$23,487	—		$23,487
Total	$1,960,533	$237,416,898	$5,748,113		$245,125,544

†See Schedule of Investments for additional detailed categorizations.

*Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to schedule of investments (unaudited) (continued)

	CORPORATE	ASSET-	COLLATERALIZED
	BONDS &	BACKED	MORTGAGE	MUNICIPAL	COMMON	PREFERRED
INVESTMENTS IN SECURITIES	NOTES	SECURITIES	OBLIGATIONS	BONDS	STOCKS	STOCKS		WARRANTS	TOTAL
Balance as of December 31, 2011	$3,155,267	$4,034,660	$11,655	$154,000	$141,760	—		$6,197	$7,503,539
Accrued premiums/discounts	55,875	57,321	(4,457)	2,568	—	—		—	111,307
Realized gain (loss)(1)	136,979	(84,572)	(83,593)	20,673	—	—		—	(10,513)
Change in unrealized appreciation (depreciation)(2)	(3,696)	(130,807)	112,453	3,259	19,050	—		7,714	7,973
Purchases	—	1,044,000	—	—	—	—		—	1,044,000
Sales	(2,513,251)	(171,845)	(31,566)	(180,500)	—	—		—	(2,897,162)
Transfers into Level 3(3)	—	—	—	—	—	$0	*	—	—
Transfers out of Level 3(4)	—	—	—	—	—	—		(11,031)	(11,031)
Balance as of September 30, 2012	$831,174	$4,748,757	$4,492	—	$160,810	$0	*	$2,880	$5,748,113
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2012(2)	$54,826	$(130,807)	$112,453	$—	19,050	—		$1,325	$56,847

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to schedule of investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the Fund did not hold credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to schedule of investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h)Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to

Notes to schedule of investments (unaudited) (continued)

broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$25,121,613
Gross unrealized depreciation	(7,995,002)
Net unrealized appreciation	$17,126,611

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	JPMorgan Chase Bank	1,800,000	$2,314,270	11/16/12	$23,487

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation
Foreign Exchange Risk	$23,487

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$558,525
Forward foreign currency contracts (to sell)	2,045,402

Notes to schedule of investments (unaudited) (continued)

Average Notional Balance
Credit default swap contracts (to buy protection)†	$2,459,500
Credit default swap contracts (to sell protection)†	12,862,875
Total return swap contracts†	200,000

†At September 30, 2012 there were no open positions held in this derivative.

ITEM 2.                 CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                 EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
President

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
President

Date: November 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: November 26, 2012